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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                 April 28, 1999

                                  Proxim, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

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
      0-22700                                            77-0059429
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(Commission File No.)                       (IRS Employer Identification Number)
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                            295 North Bernardo Avenue
                         Mountain View, California 94043
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (650) 960-1630
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5. OTHER EVENTS

     The purpose of this Form 8-K is to file a press release issued by Proxim, Inc. and Intel Corporation on April 28, 1999 regarding a technology agreement and an investment agreement between Proxim, Inc. and Intel Corporation. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference to this Item 5.

     99.1 Press Release dated April 28, 1999 regarding technology agreement and investment agreement.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 30, 1999                   PROXIM, INC.


                                       By: /s/ Keith E. Glover
                                           ---------------------------
                                       Name:  Keith E. Glover

                                       Title: Vice President of Finance
                                              and Administration
                                              and Chief Financial Officer

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                                INDEX TO EXHIBITS


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
  EXHIBIT
  NUMBER                                DESCRIPTION
  -------    -------------------------------------------------------------------
    99.1     Press Release dated April 28, 1999 regarding technology agreement and investment agreement.